                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement               [ ] Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                            HYTEK MICROSYSTEMS, INC.
                (Name of Registrant as Specified in its Charter)

                           --------------------------
   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        -------------------------------

    (2) Aggregate number of securities to which transaction applies:

        -------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -------------------------------

    (4) Proposed maximum aggregate value of transaction:

        -------------------------------

    (5) Total fee paid:

        -------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount Previously Paid:________________
        (2)  Form, Schedule or Registration Statement No.:_________________
        (3)  Filing Party:________________
        (4)  Date Filed:_________________

                            HYTEK MICROSYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 31, 2002


TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hytek Microsystems, Inc. (the "Company"), a California corporation, will be held on Friday, May 31, 2002 at 1:30 p.m., local time, at the Airport Plaza Hotel, 1981 Terminal Way, Reno, Nevada (telephone number (775) 348-6370), for the following purposes:

         1. To elect five (5) directors to serve for the ensuing year and until their successors are elected.

         2. To approve an amendment to the Company's 2001 Directors Stock Option Plan for the purpose of increasing the number of shares reserved for issuance under the plan by 100,000 shares to a total of 130,000 shares.

         3. To ratify the appointment of Ernst & Young, LLP as independent auditors of the Company for the fiscal year ending December 28, 2002.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on April 5, 2002 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a Proxy.

                                       By Order of the Board of Directors

                                       /s/ Sally B. Chapman
                                       SALLY B. CHAPMAN, Secretary
Carson City, Nevada
April 8, 2002

                            HYTEK MICROSYSTEMS, INC.

                              400 HOT SPRINGS ROAD
                            CARSON CITY, NEVADA 89706


                                 PROXY STATEMENT

                               PROCEDURAL MATTERS

ANNUAL MEETING

     The enclosed Proxy is solicited on behalf of Hytek Microsystems, Inc. (the "Company" or "Hytek") for use at the Annual Meeting of Shareholders to be held Friday, May 31, 2002 at 1:30 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Airport Plaza Hotel, 1981 Terminal Way, Reno, Nevada.

     The Company's principal executive offices are located at 400 Hot Springs Road, Carson City, Nevada 89706. Hytek's telephone number at that address is
(775) 883-0820.

     These proxy solicitation materials and the Company's 2001 Annual Report to Shareholders (consisting of a letter from the President and the Company's Annual Report on Form 10-KSB for the fiscal year ended December 29, 2001, without exhibits) were mailed on or about April 22, 2002 to all shareholders entitled to vote at the meeting.

RECORD DATE; OUTSTANDING SHARES

     Shareholders of record at the close of business on April 5, 2002 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 3,253,508 shares of the Company's Common Stock, no par value, were issued and outstanding. The closing price of the Company's Common Stock on the Nasdaq Small Cap Market on the Record Date was $1.55.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at the Company's principal executive offices a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for the purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting with respect to such matter (the "Votes Cast").

     The Company believes that abstentions should be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but should not be counted as Votes Cast with respect to a proposal as to which the shareholder has expressly abstained from voting.

     Similarly, broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but will not be counted for the purpose of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, abstentions and broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast.

VOTING AND NOMINATIONS FOR DIRECTOR

     Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected (5) multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes for a candidate unless such candidate's name has been properly placed in nomination prior to the voting and in accordance with the procedures set forth in the bylaws, which are described below. Furthermore, no shareholder shall be entitled to cumulate votes unless the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes.

     On all other matters, each share has one vote.

     Under the bylaws of the Company, nominations for the election of directors may be made by any shareholder entitled to vote in the election of directors, but only if written notice of such shareholder's intent to make such nominations has been received by the Company at its principal executive office not less than 20 days nor more than 60 days prior to the meeting at which directors are to be elected; provided, however, that in the event that less than 30 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth: (a) with respect to each proposed nominee, the name, age, business and residence address, principal occupation or employment, class and number of shares of stock of the Company owned and any other information that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934; and (b) with respect to the shareholder giving the notice, the name, address and class and number of shares of the Company that are beneficially owned by such shareholder. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

SOLICITATION OF PROXIES

     The cost of soliciting proxies will be borne by the Company. The Company will, in accordance with applicable regulations, reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or electronic mail.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders that are intended to be presented at next year's Annual Meeting of Shareholders of the Company and that the shareholder desires to have included in the Company's proxy materials for that meeting must be received at the principal executive offices of the Company no later than December 23, 2002, (120 calendar days prior to the anniversary of the mailing date of this proxy statement) in order to be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

     If a shareholder wishes to present a proposal at the Company's annual meeting in the year 2003 and the proposal is not intended to be included in the Company's proxy statement relating to that meeting, the shareholder must give advance notice to the Company prior to the deadline computed in accordance with the Company's bylaws (the "Bylaw Deadline") for such meeting, as described below under "Other Matters". If a shareholder gives notice of such a proposal after the Bylaw Deadline, the shareholder will not be permitted to present the proposal to the shareholders for a vote at the meeting.

     SEC rules also establish a deadline for submission of shareholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the year 2002 annual meeting is March 8, 2003 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a shareholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at the Company's year 2003 annual meeting. Because the Bylaw Deadline is not capable of being determined until the Company publicly announces the date for its next annual meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at next year's annual meeting and the Company believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

     The Company has not been notified by any shareholder of his or her intent to present a shareholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting, including any shareholder proposals received between the date of this proxy statement and the Bylaw Deadline for this year's Annual Meeting, which is May 2, 2002.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NOMINEES FOR DIRECTOR

     A Board of five directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are currently directors of the Company. In the event that any Company nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner, in accordance with cumulative voting, as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom such votes will be cumulated will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director.


     The following table sets forth certain information as of the Record Date with respect to each director:

Name                                        Director Since                          Age
----                                        --------------                          ---

Dr. Theodore E. Batchman                         2001                               62
Robert Boschert                                  1990                               65
Charles S. Byrne                                 1994                               57
Edward W. Moose                                  1988                               72
Edward Y. Tang                                   1990                               62

     Dr. Ted E. Batchman joined the Board of Directors in February 2001. Dr. Batchman has been the Dean of the College of Engineering at the University of Nevada, Reno for over five years. Dr. Batchman has a broad background in optical communication and signal processing devices and fiber optic sensors and devices.

     Mr. Boschert, who was the founder of Boschert, Inc., a developer and manufacturer of low-cost volume usage switch mode power supplies, retired from the Board of Directors of that company in 1984 and has traveled extensively since then. From June 1986 until June 1988, Mr. Boschert served as an independent consultant to Unison Technology, a manufacturer of uninterrupted power supplies. Mr. Boschert is also a director of Digital Power Corporation.

      Mr. Byrne was elected President and Chief Executive Officer and a Director of the Company effective September 1, 1994. In February 2001, he was elected Chairman of the Board of Directors and continued to serve as Chief Executive Officer. Since March 1, 2002 he has also served as President. He also served as Chief Financial Officer and Secretary of the Company from October 1990 until July 1998. Mr. Byrne served as Director of Finance for the Company between January 1988 and October 1990. Between July 1987 and January 1988, he was acting Controller of Topaz Semiconductor, Inc., a wholly-owned subsidiary of the Company during that period. Prior to that, Mr. Byrne had 20 years experience as a chief financial officer, division controller and cost accountant in the aerospace, electronics and scientific instrument industries.

     Mr. Moose has been President of E. M. Moose, Inc., a restaurant operating firm, since May 1992. From April 1991 through April 1992, Mr. Moose served as a private consultant in the restaurant industry. From September 1973 through March 1991, Mr. Moose served as President and Chief Executive Officer of Washington Square Park Corporation, a restaurant operating firm.

     Mr. Tang is a founder of Answer Software Company, a developer of database products and applications for computers that was founded in 1982, and has served as President, Chief Executive Officer and a director of such company since its formation.

     All directors will hold office until the next annual meeting of shareholders of the Company (or until the effectiveness of their resignation or removal from the Board of Directors) and until their successors have been elected and qualified. There are no family relationships among the directors and officers of the Company.

VOTE REQUIRED

     The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH OF THE PROPOSED NOMINEES FOR DIRECTOR.

SECURITY OWNERSHIP

     The following table sets forth certain information, as of the Record Date, with respect to ownership of the Company's Common Stock by each director, by each executive officer named in the Summary Compensation Table on page 8 of this proxy statement, by all current directors and executive officers of the Company as a group, and by each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding Common Stock:

                                                      Shares of Common Stock
                                                      Beneficially Owned (1)
Name and Address of Beneficial Owner                    Number of Shares               Percent of Total
------------------------------------                  ----------------------           ----------------

Kern Capital Management, LLC ...............                  254,700(2)                     7.8%
114 West 47th Street  Ste 1926
New York, NY 10036


Shou-Chen Yih ..............................                  238,067(3)                     7.3%
     930 Cumberland Court
     Foster City, California 94404


Charles S. Byrne ...........................                   50,000(4)                     1.5%

Sally B. Chapman ...........................                   15,000(5)                     *

Theodore E. Batchman .......................                    5,000(6)                     *

Robert Boschert ............................                   41,667(7)                     1.3%

Edward W. Moose ............................                   30,667(8)                     *

Edward Y. Tang .............................                   36,667(9)                     1.1%

Jonathan B. Presnell .......................                   16,125                        *

All current executive officers and directors                  179,001                        5.3%
as a group (6 persons)


----------
*  Less than one percent


(1) The persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them (subject to community property law, where applicable), except as otherwise noted in the footnotes to this table.

(2) Based on Amendment No. 3 to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2002 by Kern Capital Management, LLC, an investment advisor ("KCM"), Robert E. Kern, Jr. and David G. Kern. KCM has sole voting and dispositive power with respect to all shares. Messrs. Robert Kern and David Kern are controlling members of KCM and as such may be deemed to share voting and dispositive power to all shares.

(3) Includes 416 shares issuable upon exercise of options held by Mr. Yih, which options are exercisable within 60 days of the Record Date.

(4) Includes 25,000 shares issuable upon exercise of options held by Mr. Byrne, which options are exercisable within 60 days of the Record Date.

(5) Represents 15,000 shares issuable upon exercise of options held by Ms. Chapman, which options are exercisable within 60 days of the Record Date.

(6) Represents 5,000 shares issuable upon exercise of options held by Dr. Batchman, which options are exercisable within 60 days of the record date.

(7) Includes 21,667 shares issuable upon exercise of options held by Mr. Boschert, which options are exercisable within 60 days of the Record Date.

(8) Includes 21,667 shares issuable upon exercise of options held by Mr. Moose, which options are exercisable within 60 days of the Record Date.

(9) Includes 21,667 shares issuable upon exercise of options held by Mr. Tang, which options are exercisable within 60 days of the Record Date.

(10) Mr. Presnell ceased serving as an executive officer effective March 1, 2002. Includes 8,125 shares issuable upon exercise of options held by Mr. Presnell, which options are exercisable within 60 days of the Record Date.

(11) Includes (i) 95,001 shares issuable upon exercise of options held by directors and (ii)15,000 shares issuable upon exercise of options held by non-director executive officers of the Company, all of which are exercisable within 60 days of the Record Date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file initial reports of ownership of the Company's securities on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16 (a) forms that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the last fiscal year, all
Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were met with the following exceptions: former Chief Operating Officer Jonathan Presnell filed one Form 4 late reporting one transaction and each of Directors Boschert, Moose and Tang reported one exempt transaction late on a Form 4.


BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of four meetings during the fiscal year ended December 29, 2001 (the "Last Fiscal Year"). The Board of Directors has an Audit

Committee and a Compensation Committee. There is no nominating committee or committee performing the functions of a nominating committee.

     The Audit Committee recommends engagement of the Company's independent public accountants, reviews the scope of the audit, considers comments made by the independent public accountants with respect to accounting procedures and internal controls and the consideration given thereto by the Company, reviews internal accounting procedures and controls with the Company's financial and accounting staff and reviews non-audit services provided by the Company's independent public accountants. This Committee, currently consisting of Directors Batchman and Tang, held four meetings during the Last Fiscal Year to review year end and quarterly results with the Company's independent accountants. Both members of the Audit Committee are "independent" under applicable Nasdaq rules.

     The Compensation Committee reviews and approves the Company's executive compensation and administers the Company's stock option plans with respect to the Company's officers and directors. This Committee, currently consisting of Messrs. Boschert and Moose, held three meetings during the Last Fiscal Year.

     During the Last Fiscal Year, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which such director served.

EXECUTIVE OFFICERS OF THE COMPANY

     The current executive officers of the Company are as follows:

Name                       Position                                                              Age
----                       --------                                                              ---

Charles S. Byrne           Chairman of the Board, President and Chief Executive Officer           57

Sally B. Chapman           Chief Financial Officer and Secretary                                  46

     In March 2002, the Board of Directors made a decision to reorganize and simplify the executive structure of the Company. As a result, Mr. Jon B. Presnell was removed from the position of President and Chief Operating Officer. Mr. Byrne has reassumed the office of President. Mr. Presnell remains employed by the Company in a non-executive capacity.

     In February 2001, Mr. Byrne was elected Chairman of the Board of Directors subsequent to the retirement of Mr. Yih. Mr. Byrne also continues to serve as President and Chief Executive Officer.

     Ms. Chapman joined the Company May 1998 as Controller. She was promoted to Chief Financial Officer and Secretary in July 1998. Ms. Chapman has 20 years experience as an accountant and chief financial officer in various industries and was previously employed as Accounting Manager for Hytek from June 1995 to June 1996. From 1997 until 1998, Ms. Chapman was Chief Financial Officer for Four Corners Paper, a paper manufacturing and distribution company. From 1990 through 1994, Ms. Chapman was Controller for Sunbird Security, a security systems and service provider.

EXECUTIVE COMPENSATION

     The following tables set forth certain information for the Last Fiscal Year as to the only executive officers of the Company whose compensation is reportable under current requirements of the Securities and Exchange Commission (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                       Long-Term Compensation
                                                 Annual                        Awards
                                              Compensation             -----------------------
     Name and                           -------------------------       Securities Underlying
     Principal Position        Year     Salary ($)      Bonus ($)            Options (#)
     ------------------        ----     ----------      ---------       ---------------------

     Charles S. Byrne          2001      $114,967          $ 0                     0
     Chairman and Chief
     Executive Officer         2000      $123,674          $ 0                     0

                               1999       $91,974            0                     0

     Jonathan B. Presnell      2001      $100,420          $ 0                32,500 (1)
     Former President and
     Chief Operating Officer   2000      $103,466          $ 0                     0

                               1999       $86,391          $ 0                     0

(1) In February 2001, the Compensation Committee awarded Jonathan B. Presnell an option to purchase 32,500 shares of Common Stock at an exercise price of $3.56 per share. This option becomes exercisable over a four-year period and expires in February 2006.

The Company has not granted any stock appreciation rights.

The following table sets forth information regarding options granted to Named Executive Officers during the last fiscal year:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                          Number of      Percent of
                          Securities     Total Options/
                          Underlying     granted             Exercise or
                          Options        to employees        Base Price       Expiration
Name                      Granted (#)    in Fiscal Year      ($/share)           Date
----                      -----------    --------------      -----------      ----------

Charles S. Byrne                0             --                  --                 --

Jonathan B. Presnell       32,500             21%              $3.56            2/21/06

The following table sets forth information regarding option exercises during the last Fiscal Year and the value of all unexercised stock options held by the Named Executive Officers at the end of the Last Fiscal Year:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                        Number of Securities         Value of Unexercised
                                                       Underlying Unexercised       In-the-Money Options
                                                        Options at FY-End (#)           at FY-End ($)
                                                       ----------------------       ---------------------
                       Shares Acquired   Value             Exercisable/                  Exercisable/
Name                   on Exercise (#)   Realized ($)      Unexercisable                  Unexercisable
----                   ---------------   ------------  ----------------------       ----------------------

Charles S. Byrne            0               $  0          18,750 / 6,250(1)              $    0 / 0

Jonathan B. Presnell        0               $  0              0 / 32,500(2)              $    0 / 0

(1) Represents an Employee Incentive Stock Option to purchase 25,000 shares of Common Stock at the exercise price of $5.00 per share (fair market value at the date of grant), of which 12,500 shares were exercisable at fiscal year-end. The average of the last available bid and ask prices on December 29, 2001 was $1.94 per share.

(2) Represents an Employee Incentive Stock Option to purchase 32,500 shares of Common Stock at the exercise price of $3.56 per share (fair market value on the date of grant).

DIRECTORS' COMPENSATION

     Each director of the Company who is not an employee (currently four persons) receives a fee of $1,000 per calendar quarter for service on the Board of Directors and attendance at all board meetings. In addition, the non-employee directors receive grants of options under the director stock option plans described below.

DIRECTORS' OPTION PLANS

     The Company's 2001 Director Stock Option Plan (the " Director Plan") was adopted by the Board of Directors in February 20011 and approved by the shareholders in May 2001. A total of

30,000 shares of Common Stock were initially reserved for issuance thereunder. The Director Plan provides for the grant of an option to purchase 15,000 shares upon an outside director's initial appointment or election to the Board. The plan also provides that each non-employee director of the Company who, on the last business day of each fiscal year, has been in continuous service as a director of the Company for a period of five years or more shall automatically be granted an option to purchase 5,000 shares on such date of each fiscal year.

         During fiscal 2001, an option to purchase 5,000 shares at an exercise price of $1.91 per share was automatically granted under the Director Plan to each of directors Boschert, Moose and Tang. Such options expire in December 2011. In addition, Director Batchman received an initial option to purchase 15,000 shares at an exercise price of $3.56 per share upon joining the Board of Directors in February 2001. As a result, at December 29, 2001, there were no further shares available for issue under the Director Stock Option Plan. In February 2002, the Board of Directors approved the reservation of an additional 100,000 shares for issuance under this plan and is asking for shareholder approval of the increase in shares in this Proxy Statement under Proposal No. 2.

     The 1991 Directors' Stock Option Plan expired February 1, 2001 in accordance with its terms. Accordingly, no additional options may be granted under the 1991 Directors' Stock Option Plan.

                                   PROPOSAL 2
                          APPROVAL OF AMENDMENT TO THE
                         2001 DIRECTOR STOCK OPTION PLAN

     The Company's Board of Directors and shareholders have previously adopted and approved the Company's 2001 Director Stock Option Plan ( the "Director Plan") and have reserved an aggregate of 30,000 shares of Common Stock of the Company for issuance thereunder. Subject to shareholder approval at the Annual Meeting, the Board of Directors has approved an amendment to the Director Plan (the "Amendment") in order to increase the number of shares reserved for issuance thereunder by 100,000 shares to a total of 130,000 shares. The Board of Directors believes that the increase in the number of shares reserved under the plan is necessary due to the fact no shares remain available for future grants under the plan as of December 29, 2001. The Board of Directors believes that additional future grants are integral to attracting and retaining qualified board members.

     At the Annual Meeting, the shareholders are being asked to ratify and approve the Amendment to the Director Stock Option Plan.


RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL NO. 2.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the Votes Cast at the meeting will be required to adopt the Amendment to the 2001 Director Stock Option Plan.

ADMINISTRATION

         Under the Director Plan, the category of directors to receive grants, the timing of the grants, the amount of the grants, the exercise price and the restrictions on exercise of the options are specifically set forth in the plan. Administration of the Director Plan, to the extent necessary, will be provided by the Board of Directors of the Company.

ELIGIBILITY

     The Director Plan provides for the grant of non-statutory stock options to non-employee directors of the Company ("Outside Directors"). The Company currently has four non-employee directors. Under the plan, each Outside Director shall be automatically granted an option to purchase 15,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or by appointment by the Board to fill a vacancy. However, a Director who ceases to be an employee Director but who remains as a Director shall not receive a First Option. In addition, persons who first became Outside Directors prior to February 21, 2001 shall not receive a First Option. Each new non-employee director who joins the Board on February 21, 2001 or thereafter shall be granted an option to purchase 15,000 shares upon the date on which such person first becomes a director.

     Each Outside Director, after completion of five years of continuous service as a director, shall be automatically granted an additional option to purchase 5,000 shares (a "Subsequent Option") on the last business day of each fiscal year, provided that he or she is then an Outside Director.

TERMS OF OPTIONS

     Options granted under the Director Plan are nontransferable and have a term of ten years. The per share exercise price of options is 100% of the fair market value of the Company's Common Stock on the date of grant. First Options become exercisable cumulatively to the extent of one-third of the shares subject to the option on each anniversary of the date of grant, so long as the optionee remains a director. Subsequent Options become exercisable cumulatively to the extent of one-twelfth of the shares subject to the option over the 12-month period subsequent to the date of grant.

     The method of payment for shares issued upon exercise of options granted under the Director Plan may consist of cash, check or shares of Common Stock with a fair market value on the exercise date equal to the aggregate exercise price of the shares being purchased, " cash-less exercise' through a broker ( if permitted by the plan administrator), or any combination of the foregoing methods.

     The Director Plan provides that, if the optionee ceases to serve as a director of the Company for any reason other than death, the option may be exercised within one year after the date that he or she ceases to be a director as to all or part of the shares that the optionee was entitled to exercise at the date of such termination. In the event of the death of an optionee while a director, the option may be exercised at any time within one year following death, to the extent that the option would have been exercisable had the optionee continued living and serving as a director for one year after the date of death. In the event of the death of an optionee within one year after ceasing to be a director, the option may be exercised at any time within one year after death, but only to the extent that the option would have been exercisable at the date of termination.

CAPITAL CHANGES; LIQUIDATION; MERGER

     Shares subject to outstanding options, and the exercise prices thereof, shall be appropriately adjusted for stock splits, stock dividends and the like. In the event of a liquidation or dissolution, all options under the Director Plan will terminate immediately prior thereto. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option shall be substituted by the successor corporation. If such successor corporation will not agree to such assumption or substitution, then all options outstanding under the Director Plan will be accelerated and shall be fully exercisable for a period of 30 days.

AMENDMENT AND TERMINATION

     The Board may amend, alter, suspend or terminate the Director Plan at any time, but such amendment, alteration, suspension or termination shall not adversely affect any stock option then outstanding under the Director Plan without the optionee's consent. To the extent necessary and desirable to comply with any applicable law or regulation, the Company will obtain shareholder approval of any amendment to the Director Plan in such a manner and to such a degree as is required. The Director Plan shall continue in effect for a period of ten years until February 21, 2011, unless sooner terminated.

FEDERAL TAX INFORMATION

     The following is only a brief summary of the effect of federal income tax consequences of transactions under the Director Plan based on income tax law in effect on April 1, 2001. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

     Options granted under the Director Plan are nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise of the option, the optionee will generally recognize compensation income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. Because the optionee is a director of the Company, the date of taxation (and the date of measurement of taxable ordinary income) may be deferred for up to six months from the date of grant unless the optionee files an election under Section 83(b) of the Code within thirty days of the date of exercise. Upon resale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as compensation income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

     The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a non-statutory option.

PARTICIPATION IN THE PLAN

     During the Last Fiscal Year, options to purchase an aggregate of 30,000 shares of Common Stock having a weighted average exercise price of $2.7365 per share were granted under the Director Plan to all current non-employee directors as a group. If all current Outside Directors remain in office through the last day of fiscal 2002 and no new directors join the Board, options to purchase an aggregate of 15,000 shares of Common Stock will be granted under the Director Plan to all Outside Directors as a group on the last day of fiscal 2002 at an exercise price equal to the fair market value per share on such date.

                                   PROPOSAL 3
                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young, LLP as independent auditors to examine the financial statements of the Company for the year ending December 28, 2002. If the shareholders, by the affirmative vote of a majority of the Votes Cast at the Annual Meeting, do not vote to retain Ernst & Young, the selection of independent auditors will be reconsidered by the directors.

     Ernst & Young (or its predecessor, Arthur Young & Company) has examined the financial statements of the Company for 1979 and subsequent years. It is anticipated that a representative of Ernst & Young will be present at the Annual Meeting with the opportunity to make a statement and to respond to appropriate questions.

AUDIT FEES

     Audit fees paid by the Company to Ernst & Young LLP for service rendered during fiscal year 2001 relating to review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-QSB totaled $59,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not use any such services in fiscal 2001.

ALL OTHER FEES

     All other fees billed to the Company by Ernst & Young LLP during fiscal year 2001 for all other non-audit services to the Company, including tax related services, totaled $8,800. The Audit Committee considered whether the provision of non-audit services by Ernst & Young LLP is compatible with the accountants' independence and determined that it was.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Hytek Board of Directors (the "Committee") was composed of two independent directors during fiscal 2001. The Committee operates under a written charter adopted by the Board of Directors in May 2000. The members of the Committee for fiscal year 2001 were initially Shou-Chen Yih and Edward Y. Tang. Effective February 21, 2001, Mr. Yih resigned from the Board and the Committee, and Theodore Batchman was appointed to the Committee. All former and current members are "independent" within the meaning of the Nasdaq market rules. The Committee recommends to the Board of Directors the selection of the Company's independent accountants.

     Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and expressing an opinion on the conformity of those audited financial statements to generally accepted accounting principles. The Committee's responsibility is to monitor and oversee these processes.

REVIEW WITH MANAGEMENT

     The Committee has met and had discussions with management regarding the audited financial statements. Management has represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles.

REVIEW AND DISCUSSION WITH INDEPENDENT ACCOUNTANTS

     The Committee has discussed with Ernst & Young LLP, the Company's independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). These discussions have included a review of both the quality and acceptability of the Company's accounting principles and policies.

     The Company's independent accountants have provided the Committee with the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Committee discussed with the independent accountants the accountants' independence from management and the Company. The Committee has also considered the compatibility of non-audit services with the accountants' independence.

CONCLUSION

     Based on the Committee's discussion with management and the independent accountants, the Committee's review of the representations of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 29, 2001 filed with the Securities and Exchange Commission.

Respectfully submitted,
 Shou-Chen Yih        (Until February 21, 2001)
 Edward Y. Tang
 Theodore Batchman    (Since February 21, 2001)

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

     Under the Company's bylaws, in order for a matter to be deemed properly presented at a shareholder meeting, notice must be delivered to, or mailed and received by, the Company not less than 60 days nor more than 90 days prior to the Annual Meeting. If, however, less than 50 days notice or prior public disclosure of the date of the Annual Meeting has been given, notice by the shareholder must be received by the Company not later than the close of business on the tenth day following the date on which notice of the Annual Meeting was mailed or publicly disclosed. The shareholder's notice must set forth, as to each proposed matter, a brief description of the matter and reason for conducting such business at the meeting, the name and address of such shareholder proposing such business as they appear on the Company's books, the number of shares beneficially owned by the shareholder, any material interest of the shareholder in such proposal, and any other information that would have been required pursuant to Regulation 14A promulgated under the Exchange Act if such shareholder had requested inclusion of such proposal in the Company's proxy materials.

                          ANNUAL REPORT ON FORM 10-KSB

     Hytek is a "small business issuer" within the meaning of Item 10(a)(1) of Regulation S-B. Accordingly, the Company is complying with the executive compensation disclosure requirements applicable to small business issuers in this year's proxy statement.

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 29, 2001 (the "2001 Form 10-KSB") and the President's Letter to the Shareholders dated April 2, 2002, which together comprise the Company's 2001 Annual Report to Shareholders, is being delivered herewith. COPIES OF THE 2001 FORM 10-KSB (WITHOUT EXHIBITS) MAY BE OBTAINED AT NO CHARGE UPON REQUEST TO:
SALLY B. CHAPMAN, SECRETARY, HYTEK MICROSYSTEMS, INC., 400 HOT SPRINGS ROAD, CARSON CITY, NEVADA 89706.

April 8, 2002                          By Order of the Board of Directors
Carson City, Nevada                    /s/ Sally B. Chapman
                                       SALLY B. CHAPMAN, Secretary

                                                                      APPENDIX A


                            HYTEK MICROSYSTEMS, INC.


                         2001 DIRECTOR STOCK OPTION PLAN


                      (AS ADOPTED BY THE BOARD OF DIRECTORS
               ON FEBRUARY 21, 2001 AND AMENDED ON MARCH 1, 2002)



         1. Purposes of the Plan. The purposes of this 2001 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.


            All options granted hereunder shall be nonstatutory stock options.

         2. Definitions. As used herein, the following definitions shall apply:

            (a) "Board" means the Board of Directors of the Company.

            (b) "Code" means the Internal Revenue Code of 1986, as amended.

            (c) "Common Stock" means the common stock of the Company.

            (d) "Company" means Hytek Microsystems, Inc., a California corporation.

            (e) "Continuous Service as a Director" shall mean the absence of any interruption or termination of service as a Director.

            (f) "Director" means a member of the Board.

            (g) "Disability" means total and permanent disability as defined in section 22(e)(3) of the Code.

            (h) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

            (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (j) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq

SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

            (k) "Inside Director" means a Director who is an Employee.

            (l) "Option" means a stock option granted pursuant to the Plan.

            (m) "Optioned Stock" means the Common Stock subject to an Option.

            (n) "Optionee" means a Director who holds an Option.

            (o) "Outside Director" means a Director who is not an Employee.

            (p) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (q) "Plan" means this 2001 Director Stock Option Plan.

            (r) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

            (s) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

         3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 130,000 Shares (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

            If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

         4. Administration and Grants of Options under the Plan.

            (a) Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options.

                (ii) Each Outside Director shall be automatically granted an Option to purchase 15,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option; and provided, further, that persons who first became Outside Directors prior to February 21, 2001 shall not receive a First Option.

                (iii) Each Outside Director who shall have been in Continuous Service as a Director for a period of five years or more as of the last business day of a fiscal year (commencing with fiscal 2001) shall be automatically granted an Option to purchase 5,000 Shares (a "Subsequent Option") on the last business day of each such fiscal year.

                (iv) Notwithstanding the provisions of subsections (ii) and
(iii) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

                (v) The terms of a First Option granted hereunder shall be as follows:

                    (1) the term of the First Option shall be ten (10) years.

                    (2) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                    (3) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option.

                    (4) subject to Section 10 hereof, the First Option shall represent the right to purchase 15,000 shares and shall become exercisable cumulatively as to 5,000 Shares subject to the First Option on each anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

                  (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

                       (1) the term of the Subsequent Option shall be ten (10) years.

                       (2) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                       (3) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

                       (4) Each Subsequent Option shall represent the right to purchase up to 5,000 Shares and shall become exercisable cumulatively as to approximately 1/12 of the Shares subject to the Subsequent Option per month following the date of grant as follows:


         Number of Months After                       Number of Shares                    Cumulative Number
               Grant Date                           Becoming Exercisable                of Shares Exercisable
               ----------                           --------------------                ---------------------
                  1                                         416                                    416

                  2                                         417                                    833

                  3                                         417                                  1,250

                  4                                         416                                  1,666

                  5                                         417                                  2,083

                  6                                         417                                  2,500

                  7                                         416                                  2,916

                  8                                         417                                  3,333

                  9                                         417                                  3,750

                 10                                         416                                  4,166

                 11                                         417                                  4,583

                 12                                         417                                  5,000
                                                         ------

                TOTAL                                     5,000
                                                         ======

         The Subsequent Option shall be fully vested and exercisable one year from the date of grant.

                  (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

            (b) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

         5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof.

            The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of (i) its adoption by the Board or (ii) its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

         7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) to the extent permitted by the Administrator, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the aggregate Exercise Price, or (v) any combination of the foregoing methods of payment.

         8. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.


                An Option may not be exercised for a fraction of a Share.


                An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Continuous Status as a Director. Subject to
Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within one (1) year following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

            (c) Disability of Optionee. In the event Optionee's status as a Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within one (1) year following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

            (d) Death of Optionee. In the event of the death of an Optionee:

                (i) During the term of the Option who is at the time of death a Director of the Company and who shall have served as a Director since the date of grant of the Option, the Option may be exercised, at any time within one year following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. In such case, the exercisability of the Option shall be accelerated such that the Option shall be exercisable during such one-year period with respect to (A) all Shares that were exercisable as of the date of death plus (B) such additional Shares as would have become exercisable had the Optionee continued living and served as a Director for a period of one year after the date of death. With respect to Shares that the Optionee would not have been entitled to exercise until after the end of such one-year period, the Option shall be cancelled as of the date of death and the unexercisable shares shall be returned to the Plan. To the extent such Option is not exercised with respect to the exercisable Shares subject thereto within the time specified herein, the Option shall terminate and any unexercised Shares shall be returned to the Plan at the end of such time.

                (ii) Within one year after the Optionee's termination of service as a Director, the Option may be exercised, at any time within one year following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. To the extent that such Option is not exercised with respect to the exercisable Shares subject thereto within the time specified herein, the Option shall terminate and any unexercised Shares shall be returned to the Plan at the end of such time.

         9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         10. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

             (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

             (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

             (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(b) through (d) above.

                 If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

                 For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         11. Amendment and Termination of the Plan.

             (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

             (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

         13. Conditions Upon Issuance of Shares.

             (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

             (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

             (c) Lack of Authority. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         16. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within one (1) year after the date the Plan is adopted by the Board. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            HYTEK MICROSYSTEMS, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

         The undersigned shareholder of Hytek Microsystems, Inc., a California corporation, hereby acknowledges receipt of the 2001 Annual Report to Shareholders and the Notice of Annual Meeting of Shareholders and Proxy Statement for the Annual Meeting of Shareholders of Hytek Microsystems, Inc. to be held on May 31, 2002, at 1:30 p.m., local time, at the Airport Plaza Hotel, located at 1981 Terminal Way, Reno, Nevada, and hereby appoints Charles S. Byrne and Sally B. Chapman, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at such meeting, and at any adjournment or adjournments thereof, and to vote all the shares of Common Stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth below:

         1. ELECTION OF DIRECTORS
         [ ]   FOR all nominees listed           [ ]  WITHHOLD AUTHORITY
               below (except as marked below).        to vote for all nominees listed below.


      TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A LINE THROUGH
                            THE NAME OF SUCH NOMINEE.
              Ted E. Batchman; Robert Boschert; Charles S. Byrne;
              Edward W. Moose; Edward Y. Tang

         2. APPROVAL OF AMENDMENT TO THE COMPANY'S 2001 DIRECTOR STOCK OPTION PLAN TO INCREASE THE SHARES RESERVED THEREUNDER BY 100,000 TO A TOTAL OF 130,000 SHARES.

         [ ] FOR               [ ]  AGAINST        [ ]  ABSTAIN

         3. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG.

         [ ] FOR               [ ]  AGAINST        [ ]  ABSTAIN

                                      (CONTINUED AND TO BE SIGNED ON OTHER SIDE)




         (CONTINUED FROM OTHER SIDE)

         Either of such proxies and attorneys-in-fact, or their substitutes, as shall be present and shall act at said meeting or any adjournment or adjournments thereof shall have and may exercise all the powers of said proxies and attorneys-in-fact hereunder.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s).

         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXIES AND ATTORNEYS-IN-FACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.


                                    Dated:
                                          --------------------------------------

                                    --------------------------------------------

                                             (Signature of Shareholder)

                                    --------------------------------------------

                                    (Signature of Shareholder)

                                    (This proxy should be marked, dated, signed by the shareholder(s) exactly as the name(s) appear on the stock certificate(s) and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.)